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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1999, with respect to the consolidated financial statements of Deltek Systems, Inc. included in this Form 10-K into the previously filed Registration Statements on Form S-8 File No. 333-30717, Form S-8 File No. 333-29989 and Form S-3 File No. 333-60457.





Washington, D.C.
February 26, 1999